BLACKROCK FUNDSSM

iShares Russell Mid-Cap Index Fund

(the “Fund”)

Supplement dated April 1, 2025 to the Statement of Additional Information (“SAI”)

of the Fund, dated November 27, 2024, as amended or supplemented to date

Effective immediately, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Jennifer Hsui, CFA, Paul Whitehead, Matt Waldron, CFA, Peter Sietsema, CFA, and Steven White are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about the funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of July 31, 2024.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jennifer Hsui, CFA	337 $2.46 Trillion	0 $0	0 $0	0 $0	0 $0	0 $0
Paul Whitehead	373 $2.54 Trillion	339 $1.10 Trillion	134 $737.65 Billion	0 $0	0 $0	0 $0
Matt Waldron, CFA*	0 $0	0 $0	0 $0	0 $0	0 $0	0 $0
Peter Sietsema, CFA*	70 $162.3 Billion	3 $62.57 Million	2 $4.02 Billion	0 $0	0 $0	0 $0
Steven White*	0 $0	0 $0	0 $0	0 $0	0 $0	0 $0

*	Information provided is as of December 31, 2024.

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

The discussion below describes Jennifer Hsui’s and Paul Whitehead’s compensation as of July 31, 2024 and Matt Waldron’s, Peter Sietsema’s and Steven White’s compensation as of December 31, 2024.

The last sentence of the first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

The performance of Messrs. Whitehead, Waldron, Sietsema and White and Ms. Hsui is not measured against a specific benchmark.

The sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio managers as of July 31, 2024.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Jennifer Hsui, CFA	None
Paul Whitehead	None
Matt Waldron, CFA*	None
Peter Sietsema, CFA*	None
Steven White*	None

*	Information provided is as of December 31, 2024.

Shareholders should retain this Supplement for future reference.

SAI-MCI-0425SUP

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